Exhibit 10.1

FIRST AMENDMENT TO PROMISSORY NOTE

THIS FIRST AMENDMENT TO PROMISSORY NOTE (the “First Amendment”) is executed and effective as of March 1, 2019 (the “Effective Date”) by and between PEDEVCO CORP., a Texas corporation (“Company”), and SK Energy, LLC, a Delaware limited liability company (“Holder”). Capitalized terms used below and otherwise not defined herein shall have the meanings given to them in the Note (as defined below).

W I T N E S S E T H

WHEREAS, on June 25, 2018, the Company issued a promissory note with a principal amount of $7,700,000 to the Holder1 (the “Note”);

WHEREAS, the Note includes a conversion feature that provides the Holder with the option to receive quarterly interest payments as Company common stock instead of cash, at a conversion price per share calculated based on the average closing sales price of the Company’s common stock on the NYSE American for the ten trading days immediately preceding the last day of the calendar quarter immediately prior to the quarterly payment date (the “Conversion Terms”);

WHEREAS, the Company and the Holder desire to amend the Note to fix the conversion price of the Note at $2.13 per share and permit conversion of all principal and accrued and unpaid interest under the Note at any time at the option of the Holder; and

WHEREAS, the Note may be amended and any term thereof waived upon the approval of the Company and the written consent of the Holder.

NOW THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Amendment of Note to Add New Section 4(j). The Note is hereby amended to add new Section 4(j) as follows:

“4(j)           Notwithstanding anything to the contrary herein, at any time prior to the payment in full by the Borrower of this Note, Holder shall have the option, by providing written notice to the Company, to convert the Principal (or any portion thereof) and accrued Interest (or any portion thereof), into Common Stock, at the Conversion Price (the “Holder Conversion Option”), which shall apply for the conversion of Principal and all accrued Interest (each a “Conversion”). The “Conversion Price” shall equal $2.13 per share.”

2. Limited Effect. Except as amended hereby, the Note shall remain in full force and effect, and the valid and binding obligation of the parties thereto. Upon the effectiveness of this First Amendment, each reference in the Note to “Note,” “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Note as amended and modified by the First Amendment and hereby. Effective upon the Effective Date, the Note shall automatically represent and evidence the Note as amended to date, and it shall not be necessary for the Company to provide the Holder a replacement or amended Note evidencing the provisions hereof.

1 https://www.sec.gov/Archives/edgar/data/1141197/000165495418006988/ped_ex101.htm

First Amendment to Promissory Note

3. Consideration. Each of the parties agrees and confirms by signing below that they have received valid consideration in connection with this First Amendment and the transactions contemplated herein.

4. Effective Time. This First Amendment shall be deemed effective from and after due execution and delivery by each party hereto, as of the Effective Date.

5. Further Assurances. The parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this First Amendment and the transactions contemplated herein.

6. Counterparts. This First Amendment may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this First Amendment or any counterpart hereof to produce or account for any of the other counterparts. A copy of this First Amendment signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy of this First Amendment shall be effective as an original for all purposes.

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First Amendment to Promissory Note

IN WITNESS WHEREOF, the parties hereto, have caused this First Amendment to Promissory Note to be duly executed and delivered as of the date first written above to be effective as of the Effective Date.

PEDEVCO CORP.

/s/ Clark R. Moore
Clark R. Moore
Executive Vice President and General Counsel

HOLDER:

SK ENERGY, LLC

By: /s/ Simon G. Kukes

Name: Simon G. Kukes

Title: CEO and Owner

First Amendment to Promissory Note